UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 19, 2021

SAIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-49983	48-1229851
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11465 Johns Creek Parkway, Suite 400 Johns Creek, GA	30097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 232-5067

No Changes.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	SAIA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 19, 2021, the Board of Directors of Saia, Inc. (the “Company”) appointed Kevin A. Henry and Dr. Donald R. James as directors of the Company for a term commencing on September 1, 2021 and expiring at the 2022 annual meeting of stockholders.  In addition, Mr. Henry was appointed to the Compensation Committee and Dr. James was appointed to the Audit Committee.  The Company issued a press release announcing Mr. Henry’s and Dr. James’ appointments, which is attached as Exhibit 99.1.

Mr. Henry and Dr. James will receive the same compensation for their services as other non-employee directors of the Company.  That compensation includes an annual cash retainer of $65,000, a restricted stock award equal to $110,000 and annual cash retainers of $7,500 for service on the Compensation Committee and $10,000 for service on the Audit Committee.  Such compensation will be prorated from the date of the commencement of their term until the one year anniversary of the date of the 2021 annual meeting of stockholders.  In addition, the Company enters into customary indemnification agreements with its directors.

Other than the standard compensation arrangements summarized above, there are no arrangements or understandings between Mr. Henry or Dr. James and any other person pursuant to which they were elected as directors.  Mr. Henry and Dr. James are not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

99.1	Press release of Saia, Inc. dated August 23, 2021

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAIA, INC.
Date: August 23, 2021	/s/ Douglas L. Col Douglas L. Col Executive Vice President and Chief Financial Officer (Principal Financial Officer)